BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated June 5, 2015 to the Statement of Additional Information of the Fund,

dated December 29, 2014

Pursuant to action taken by the Board of Trustees of BlackRock FundsSM, Ionic Capital Management LLC will serve as a sub-adviser to the Fund.

Effective immediately, the following change is made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Sub-Advisers” is hereby amended to add the following:

Ionic Capital Management LLC, 475 Fifth Avenue, 9th Floor, New York, New York 10017,

serves as a Sub-Adviser to the Fund.

Shareholders should retain this Supplement for future reference.

SAI-MMAS-0615SUP